GMO U.S. Quality ETF

Summary Prospectus October 28, 2025

GMO U.S. Quality ETF

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: QLTY

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.gmo.com/americas/investment-capabilities/etfs. You can also get this information at no cost by calling 1-617-346-7646, by sending an email request to SHS@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated October 28, 2025, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.

Investment Objective

The GMO U.S. Quality ETF (the “Fund”) seeks total return.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During its fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equities of U.S. companies that the Fund’s adviser, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO” or the “Adviser”), believes to be of high quality. GMO believes a high quality company generally to be a company that has an established business that will deliver a high level of return on past investments and that will use cash flows to make investments with the potential for a high return on capital or to return cash to shareholders through dividends or share buybacks. Equity securities primarily include common and preferred stocks and, to a lesser extent, other stock-related securities, such as convertible securities, depositary receipts, equity real estate investment trusts (“REITs”), income trusts, and securities of other investment companies that investment primarily in equity securities.

In selecting securities for purchase and sale by the Fund, GMO uses a combination of investment methods, typically considering both (1) systematic factors, based on profitability, profit stability, leverage, and other publicly available financial information, and (2) judgmental factors, based on GMO’s assessment of future profitability, capital allocation, growth opportunities, and sustainability against competitive forces. The weight that each systematic and judgmental factor is given for a particular security varies over time and depends on GMO’s assessment of the factor’s materiality and relevance to that security. GMO also may rely on valuation methodologies, such as discounted cash flow analysis and multiples of price to earnings, revenues, book values or other fundamental metrics with the objective of buying higher quality stocks at a discount to what GMO believes to be their fundamental fair (or intrinsic) value. The Fund is not subject to any limit on the frequency with which portfolio securities may be purchased or sold, and GMO makes investment decisions for the Fund without regard to portfolio turnover rates.

At times, the Fund may have substantial exposure to a single asset class, industry, sector, issuer, or companies with similar market capitalizations. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.

As an alternative to investing directly in equities or in an attempt to obtain or adjust elements of its investment exposure, the Fund may invest in other ETFs.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds) at least 80% of its assets in companies tied economically to the United States (the “Name Policy”).

The Fund also may invest in the GMO U.S. Treasury Fund, a mutual fund advised by GMO, or in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.

Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors can affect this value, and you may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Additional Principal Risk Information.”

●	Market Risk – Equities – The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline (for example, if GMO’s assessment proves to be incorrect or the market fails to recognize the equity’s intrinsic value). The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

●	Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment, including a security’s fundamental fair (or intrinsic) value, is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

●	Focused Investment Risk – Investments in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.

●	ETF Risks – The Fund is an ETF and, as a result of this structure, is exposed to the following risks:

o	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

o	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, typically only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to net asset value (“NAV”) or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

o	Trading Risk. Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

●	Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.

●	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. In addition, the Fund indirectly bears its pro rata portion of an underlying fund’s fees and expenses in addition to the fees and expenses borne by the Fund. As a result, shareholders will be subject to two layers of fees and expenses when the Fund invests in underlying funds.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the fund’s average annual total returns for different calendar periods with those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). Updated performance information is available on the Fund’s website at https://www.gmo.com/americas/investment-capabilities/etfs. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns

Year Ended December 31

Highest Quarter: 11.78% (1Q 2024)

Lowest Quarter: -1.52% (4Q 2024)

Year-to-Date (as of 9/30/25): 13.73%

Average Annual Total Return

Periods Ending December 31, 2024

	1 Year	Incept.
		11/13/23
Return Before Taxes	21.12%	25.34%
Return After Taxes on Distributions	20.89%	25.09%
Return After Taxes on Distributions and Sale of Fund Shares	12.66%	19.37%
S&P 500 Index (returns reflect no deduction for fees, expenses, or taxes)	25.02%	30.75%

Investment Adviser

Grantham, Mayo, Van Otterloo & Co. LLC serves as the investment adviser to the Fund.

Investment Team and Senior Members of GMO jointly and primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Thomas Hancock (since inception)	Head, Focused Equity Team, GMO
Focused Equity	Ty Cobb (since inception)	Portfolio Manager, Focused Equity Team, GMO
Focused Equity	Anthony Hene (since inception)	Portfolio Manager, Focused Equity Team, GMO

For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page 40 of the Prospectus.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of Fund shares known as “Creation Units.” Creation Unit transactions are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund, cash or a combination of securities and cash.

Individual Fund shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the "bid-ask spread"). When available, recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://www.gmo.com/americas/investment-capabilities/etfs.

U.S. Tax Information

The Fund intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders.

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income (if applicable), or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), GMO or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.